Van Kampen Utility Fund
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Van Kampen Utility Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                     This Prospectus is dated JULY 27, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  14
Redemption of Shares........................................  21
Distributions from the Fund.................................  22
Shareholder Services........................................  23
Federal Income Taxation.....................................  25
Financial Highlights........................................  26
Appendix--Description of Securities Ratings................. A-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Table of Contents

Risk/Return Summary

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                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income.

                             INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry. Under normal market conditions, the Fund invests at least 80% of its total assets in such securities. Companies engaged in the utilities industry include those involved in the production, transmission, or distribution of electric energy, gas, telecommunications services, or the provision of other utility or utility-related goods or services. In selecting securities for investment, the Fund's investment adviser focuses on securities that it believes offer capital appreciation and current income at a reasonable risk. As a result, the Fund will not necessarily invest in the highest-yielding securities permitted by the Fund's investment policies if such investments would subject the Fund to excessive risk. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of the capital appreciation and current income potential of such securities materially change.

The Fund's investments in income securities may include preferred stock and debt securities, including convertible securities, of various maturities which are considered "investment-grade" quality at the time of investment. The Fund may invest up to 20% of its total assets in lower-grade securities at the time of investment, which securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities.

The Fund may invest up to 35% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes.

                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Investments in income securities generally are affected by changes in interest rates and the creditworthiness of the issuer. Generally, the market prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The prices of convertible securities are affected by changes similar to those of debt and equity securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. The values of securities of companies in the utilities industry may exhibit volatility and may not move in tandem with the values of other industries or with overall changes in the markets.

RISKS OF INVESTING IN A UTILITIES INDUSTRY-CONCENTRATED FUND. Because of the Fund's policy of investing primarily in securities issued by companies engaged in the utilities industry, the Fund is susceptible to economic, political or regulatory (or deregulatory) risks or other occurrences associated with the utilities industry. These risks can include, for example, increases in fuel and other operating costs; high interest expenses for capital construction programs; failure of regulatory authorities to approve rate changes; costs associated with compliance of environmental and nuclear safety regulations; service interruption due to environmental, operational or other mishaps; the effects of economic slowdowns; surplus capacity and competition; changes in the overall regulatory climate that may result in increased costs or the impairment of utility companies to operate their facilities; or deregulation of certain utilities creating competitive challenges, or mergers and acquisitions opportunities. The rates charged by utility companies for utility-related goods or services and the operations of utilities companies often are subject to review and limitations by utilities' regulatory commissions which may directly impact utility companies' growth and distributions.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Fund may invest in investment grade securities and may invest up to 20% of its total assets in securities below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. "Noninvestment grade" securities are considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal, and such securities have less liquidity and a higher incidence of default than investments in higher-grade securities.

INCOME RISK. The ability of the Fund's common stocks and preferred stocks to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest on the Fund's debt securities, including convertible bonds, is generally affected by prevailing interest rates, which can vary widely over the short and long term. If dividends are reduced or discontinued or interest rates drop, your income from the Fund may drop as well.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term

- Seek current income

- Are willing to take on the increased risks of an investment concentrated in securities of companies operating in the same industry

- Wish to add to their investment portfolio a fund that invests primarily in common stocks and income securities issued by companies engaged in the utilities industry

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the seven calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -9.84%
1995                                                                             25.69%
1996                                                                             10.94%
1997                                                                             25.70%
1998                                                                             18.00%
1999                                                                             14.51%
2000                                                                             20.63%

The Fund's return for the six-month period ended June 30, 2001 for Class A Shares was -10.91%. As a result of market activity, current performance may vary from the figures shown.

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the seven-year period shown in the bar chart, the highest quarterly return for Class A Shares was 13.97% (for the quarter ended September 30, 2000) and the lowest quarterly return for Class A Shares was -7.24% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Standard & Poor's Utilities Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED       PAST     PAST       SINCE
    DECEMBER 31, 2000  1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------
    Van Kampen
    Utility Fund --
    Class A Shares     13.68%   16.46%     13.12%(1)
    Standard & Poor's
    Utilities Index    59.67%   16.51%     14.61%(3)
 .......................................................
    Van Kampen
    Utility Fund --
    Class B Shares     15.75%   16.82%     13.32%(1)**
    Standard & Poor's
    Utilities Index    59.67%   16.51%     14.61%(3)
 .......................................................
    Van Kampen
    Utility Fund --
    Class C Shares     18.76%   16.97%     13.07%(2)
    Standard & Poor's
    Utilities Index    59.67%   16.51%     14.61%(3)
 .......................................................

Inception dates: (1) 7/28/93, (2) 8/13/93, (3) 7/31/93.

 * The Standard & Poor's Utilities Index is a broad-based, unmanaged index that reflects the general performance of utility stocks.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

Fees and Expenses
of the Fund

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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
 ................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
 ................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
 ................................................................
Redemption fee                None         None         None
 ................................................................
Exchange fee                  None         None         None
 ................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees              0.65%        0.65%        0.65%
 ................................................................
Distribution and/or
service (12b-1) fees(5)      0.25%        1.00%(6)     1.00%(6)
 ................................................................
Other expenses               0.26%        0.26%        0.26%
 ................................................................
Total annual fund
operating expenses           1.16%        1.91%        1.91%
 ................................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 4.00% in the first year after purchase, declining thereafter as follows:

                                   Year 1-4.00%
                                   Year 2-3.75%
                                   Year 3-3.50%
                                   Year 4-2.50%
                                   Year 5-1.50%
                                   Year 6-1.00%
                                   After-None

   See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $686      $922       $1,177      $1,903
 ....................................................................
Class B Shares           $594      $950       $1,182      $2,038*
 ....................................................................
Class C Shares           $294      $600       $1,032      $2,233
 ....................................................................

You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $686      $922       $1,177      $1,903
 ....................................................................
Class B Shares           $194      $600       $1,032      $2,038*
 ....................................................................
Class C Shares           $194      $600       $1,032      $2,233
 ....................................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

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The Fund operates under the following fundamental investment policies which may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

- The Fund's investment objective is to provide its shareholders with capital appreciation and current income. The Fund seeks to achieve its investment objective by investing in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry. Income securities include preferred stock and debt securities of various maturities. Companies engaged in the utilities industry include those involved in the production, transmission, or distribution of electric energy, gas, telecommunications services, or the provision of other utility or utility-related goods or services. Under normal market conditions, the Fund invests at least 80% of the Fund's total assets in the securities of such companies.

- Under normal market conditions, the Fund may invest up to 20% of its total assets in cash and securities (including common stocks, income securities and money market instruments) of companies outside the utilities industry.

- The Fund may invest in income securities which are rated, at the time of investment, BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization ("NRSRO"). The Fund may also invest up to 20% of its total assets in income securities rated BB or B by S&P or Ba or B by Moody's or comparably rated by any other NRSRO or unrated securities determined by the Fund's investment adviser to be of comparable or higher quality. Lower-grade income securities are commonly referred to as "junk bonds" and are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms, assurance of interest and principal payments or maintenance of other terms of the securities over any long period of time may be small. While offering opportunities for higher yields, lower-grade securities involve a greater degree of credit risk than investment grade income securities.

- The Fund may invest up to 35% of its total assets in securities of foreign issuers.

The Fund's investment adviser seeks securities offering capital appreciation together with current income that entail reasonable credit risk considered in relation to the Fund's investment policies. In selecting securities for investment, the Fund's investment adviser will consider a number of factors, including historical growth rates; rates of return on capital; financial condition and resources; geographic location and service area; management skills and such factors pertinent to the utilities industry. Factors pertaining to the utilities industry include the regulatory environment, energy sources, the costs of alternative fuels and, in the case of electric utilities, the extent and nature of involvement with nuclear powers. The Fund focuses on a security's potential for capital appreciation, current and projected yields, prospective growth in earnings and dividends in relation to price or earnings ratios and investment risk. The Fund's investment adviser believes that securities issued by utility companies often provide above-average dividend returns and below-average price or earnings ratios which are factors that not only provide current income but also generally tend to moderate risk. The Fund may not necessarily invest in the highest-yielding utility securities permitted by the Fund's investment policies if such investments would subject the Fund to excessive risk.

Companies engaged in the utilities industry include a variety of entities involved in (i) the production, transmission or distribution of electric energy,
(ii) the provision of natural gas, (iii) the provision of telephone, mobile communication and other telecommunications services or (iv) the provision of other utility or utility-related goods or services. The rate of return of issuers of utility securities are often subject to review and limitations by utilities' regulatory commissions and tend to fluctuate with marginal financing costs. Rate changes generally lag changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend payments on utility securities depending upon whether such rates and costs are declining or rising. The public utilities industry has experienced significant changes in recent years, primarily due to increased competition through deregulation.

Legislation and regulation have significant impacts on the utility industry. Competition and technological advances have over time often provided better-positioned utility companies with opportunities for enhanced profitability, although increased competition and other structural changes have often adversely affected the profitability of other utilities.

The telecommunications industry has experienced significant changes as local and long distance telephone companies, wireless communications companies and cable television providers compete to provide services and as new technologies develop. Regulation may limit rates charged by such providers based on an authorized level of earnings, a price index or another formula. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets.

Gas and electric utility companies are affected by changes in fuel prices and interest rates. Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. Certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of electric companies to operate such facilities.

Other utility companies are emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.

Companies engaged in the public utilities industry historically have been subject to a variety of risks depending, in part, on such factors as the type of utility company involved and its geographic location. Such risks include increases in fuel and other operating costs, high interest expenses for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the overall regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies' earnings or resulting in losses. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies' earnings or dividends. Companies engaged in the public utilities industry are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by regulatory authorities, companies engaged in the public utilities industry are subject to the risk that such authority will not authorize increased rates. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. In addition, individual sectors of the utility market are subject to additional risks. In addition, because of the Fund's policy of concentrating its investments in utility securities, the Fund may be more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting the public utilities industry.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a the utilities industry, changes in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances affecting the desirability of a given investment.

PORTFOLIO SECURITIES. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

The Fund also invests in preferred stocks and securities convertible into common stocks or other equity securities. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.

The Fund may invest in debt securities of various maturities. Debt securities of a corporation or other entity generally entitle the holder to receive interest, at a fixed, variable or floating interest rate, during the term of the security and repayment of principal at maturity or redemption. The Fund invests primarily in debt securities considered investment grade at the time of purchase. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by S&P or rated Baa or higher by Moody's or comparably rated by any other NRSRO. Securities rated BBB by S&P or rated Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-grade securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such changes may be greater among debt securities with longer durations. The ratings assigned by the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. For further description of securities ratings, see appendix to this Prospectus. The Fund may invest up to 20% of its total assets in securities rated below investment-grade which involve, among other things, greater credit risk. See "Risks of Lower-Grade Debt Securities" below.

                             RISKS OF INVESTING IN

                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 35% of the Fund's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.

                              RISK OF INVESTING IN

                          LOWER-GRADE DEBT SECURITIES

Under normal market conditions, the Fund may invest up to 20% of its total assets in debt securities below investment grade. The Fund may invest in lower-grade debt securities rated at the time of purchase BB or B by S&P or rated Ba or B by Moody's or comparably rated by any other NRSRO or, if unrated, believed by the Fund's investment adviser to be of comparable quality. Such lower- grade debt securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. Lower-grade debt securities are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Lower-grade debt securities involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. For a complete description of securities ratings, see the appendix to this Prospectus.

Lower-grade debt securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due. While all debt securities fluctuate inversely with changes in interest rates, the prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to real or perceived general adverse economic changes or specific issuer developments. A significant increase in market interest rates or general economic developments could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities. Lack of liquidity in a security makes the sale of the security more difficult in a timely manner, at least without price concessions. The market for lower-grade securities may have less available information available, further complicating evaluations and valuations of such securities, and placing more emphasis on the investment adviser's experience, judgment and analysis than other securities.

                                 UNDERSTANDING

                                QUALITY RATINGS

   Securities ratings are based on the issuer's ability to pay interest and repay the principal. Securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade," or "junk bonds." A detailed explanation of these ratings can be found in the appendix to this Prospectus.

         S&P       MOODY'S       MEANING
-------------------------------------------------------
         AAA       Aaa           Highest quality
 .......................................................
          AA       Aa            High quality
 .......................................................
          Aa       A             Above-average quality
 .......................................................
         BBB       Baa           Average quality
-------------------------------------------------------
          BB       Ba            Below-average quality
 .......................................................
           B       B             Marginal quality
 .......................................................
         CCC       Caa           Poor quality
 .......................................................
          CC       Ca            Highly speculative
 .......................................................
           C       C             Lowest quality
 .......................................................
           D       --            In default
 .......................................................

For further information regarding investing in lower-grade securities, see the Fund's Statement of Additional Information.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

The Fund may lend its portfolio securities in an amount up to 50% of its total assets to broker-dealers, banks or other institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or liquid securities as collateral or provide the Fund an irrevocable letter of credit equal to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Fund receives any dividends or interest paid on such securities and receives the interest earned on the collateral which is invested in short-term instruments or receives an agreed-upon amount of interest income from the borrower who has delivered the collateral or letter of credit. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation or income has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital appreciation and current income on these securities will tend to be lower than the potential for capital appreciation and current income on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $83 billion under management or supervision as of June 30, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS    % PER ANNUM
-------------------------------------------------
    First $500 million             0.65%
 .................................................
    Next $500 million              0.60%
 .................................................
    Over $1 billion                0.55%
 .................................................

Applying this fee schedule, the effective advisory fee rate was 0.65% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. Christine Drusch, Senior Portfolio Manager, has been primarily responsible for managing the Fund's investment portfolio since January 1998. David McLaughlin has shared responsibility for the day-to-day management of the Fund's investment portfolio since October 1998. Sean Conner has assisted on the day-to-day management of the Fund's investment portfolio since September 2000.

Ms. Drusch has been a Managing Director of the Adviser and Asset Management since December 2000, and became a Senior Vice President of the Adviser and Asset Management in December 1999. Ms. Drusch has been affiliated with the Fund since August 1997. Ms. Drusch became a Vice President of the Adviser and Asset Management in December 1998, and an Assistant Vice President of the Adviser and Asset Management in September 1995. Prior to September 1995, Ms. Drusch was an Associate Portfolio Manager of Asset Management, and has worked for Asset Management since July 1991.

Mr. McLaughlin has been a Vice President of the Adviser and Asset Management since June 1995, and became an Assistant Vice President of Asset Management in March 1994. Mr. McLaughlin has been affiliated with the Fund since October 1998. Prior to

June 1995, Mr. McLaughlin was a Senior Equity Trader for the Adviser. Mr. McLaughlin has worked for Asset Management since 1986.

Mr. Conner has been a Vice President of the Adviser and Asset Management since September 2000. Mr. Conner has been affiliated with the Fund since September 2000. Prior to September 2000, Mr. Conner was an Equity Analyst for USAA Investment Management Company from June 1997 to August 2000. Prior to June 1997, Mr. Conner was an Assistant Portfolio Manager with William C. Conner Foundation from September 1996 to May 1997, and a Risk Arbitrage Analyst for Q Investments LLP from August 1996 to May 1997. Prior to August 1996, Mr. Conner was an Equity Analyst with David Tice & Associates from May 1996 to August 1996.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealer's Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices and (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the notes to financial statements in the Fund's Statement of Additional Information.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt, provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:
                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
 ................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
 ................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
 ................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
 ................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
 ................................................................
    $1,000,000 or more                *              *
 ................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After            None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000 that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10)Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least quarterly. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on

Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including, Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. All shareholders are limited to eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended March 31, 2001 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended March 31, 2000 has been audited by PricewaterhouseCoopers LLP. The information for the nine-month period ended March 31, 1999 and the years ended June 30, 1998, 1997 and 1996 has been audited by KPMG LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                        CLASS A SHARES
                                                                         NINE
                                                                        MONTHS
                                                       YEAR ENDED        ENDED
                                                       MARCH 31,       MARCH 31,     YEAR ENDED JUNE 30,
                                                     2001      2000      1999       1998     1997     1996
      -----------------------------------------------------------------------------------------------------

      Net Asset Value, Beginning of the Period....   $22.66   $17.47    $17.66     $16.44   $15.30   $13.39

                                                    -------   ------    ------     ------   ------   ------

       Net Investment Income......................      .39      .35       .31        .43      .64      .54

       Net Realized and Unrealized Gain/Loss......     (.61)    6.28       .01       3.91     1.31     2.07

                                                    -------   ------    ------     ------   ------   ------

      Total from Investment Operations............     (.22)    6.63       .32       4.34     1.95     2.61

                                                    -------   ------    ------     ------   ------   ------

      Less:

       Distributions from and in Excess of Net
         Investment Income........................      .36      .36       .30        .48      .61      .70

       Distributions from and in Excess of Net
         Realized Gain............................     1.84     1.08       .21       1.69      .20      -0-

       Return of Capital Distribution.............      -0-      -0-       -0-        .95      -0-      -0-

                                                    -------   ------    ------     ------   ------   ------

      Total Distributions.........................     2.20     1.44       .51       3.12      .81      .70

                                                    -------   ------    ------     ------   ------   ------

      Net Asset Value, End of the Period..........   $20.24   $22.66    $17.47     $17.66   $16.44   $15.30

                                                    =======   ======    ======     ======   ======   ======

      Total Return................................   -1.44%(a) 39.44%(a)   1.72%(a)* 28.17%(a) 13.20%(a) 19.93%(a)


      Net Assets at End of the Period (In
       millions)..................................   $169.7    $89.1     $62.1      $60.4    $52.5    $57.7

      Ratio of Expenses to Average Net
       Assets(d)..................................    1.16%    1.26%     1.24%      1.30%    1.41%    1.38%

      Ratio of Net Investment Income to Average
       Net Assets(d)..............................    1.91%    1.76%     2.29%      2.47%    4.03%    3.61%

      Portfolio Turnover..........................      44%      32%       13%*       23%     102%     121%


                                                                        CLASS B SHARES
                                                                        NINE
                                                                       MONTHS
                                                      YEAR ENDED        ENDED
                                                       MARCH 31,      MARCH 31,     YEAR ENDED JUNE 30,
                                                     2001     2000      1999       1998     1997     1996
      --------------------------------------------  ------------------------------------------------------

      Net Asset Value, Beginning of the Period....  $22.60   $17.44    $17.63     $16.43   $15.30   $13.36

                                                    ------   ------    ------     ------   ------   ------

       Net Investment Income......................     .26      .20       .21        .31      .52      .43

       Net Realized and Unrealized Gain/Loss......    (.64)    6.26       .01       3.89     1.30     2.08

                                                    ------   ------    ------     ------   ------   ------

      Total from Investment Operations............    (.38)    6.46       .22       4.20     1.82     2.51

                                                    ------   ------    ------     ------   ------   ------

      Less:

       Distributions from and in Excess of Net
         Investment Income........................     .22      .22       .20        .36      .49      .57

       Distributions from and in Excess of Net
         Realized Gain............................    1.84     1.08       .21       1.69      .20      -0-

       Return of Capital Distribution.............     -0-      -0-       -0-        .95      -0-      -0-

                                                    ------   ------    ------     ------   ------   ------

      Total Distributions.........................    2.06     1.30       .41       3.00      .69      .57

                                                    ------   ------    ------     ------   ------   ------

      Net Asset Value, End of the Period..........  $20.16   $22.60    $17.44     $17.63   $16.43   $15.30

                                                    ======   ======    ======     ======   ======   ======

      Total Return................................   -2.15(b) 38.30%(b)   1.21%(b)* 27.20%(b) 12.30%(b) 19.08%(b)

      Net Assets at End of the Period (In
       millions)..................................   $87.0   $101.3     $84.1      $86.8    $83.3    $92.9

      Ratio of Expenses to Average Net
       Assets(d)..................................   1.91%    2.01%     1.99%      2.07%    2.17%    2.13%

      Ratio of Net Investment Income to Average
       Net Assets(d)..............................   1.18%    1.01%     1.53%      1.74%    3.27%    2.86%

      Portfolio Turnover..........................     44%      32%       13%*       23%     102%     121%


                                                                        CLASS C SHARES
                                                                        NINE
                                                                       MONTHS
                                                      YEAR ENDED        ENDED
                                                       MARCH 31,      MARCH 31,     YEAR ENDED JUNE 30,
                                                     2001     2000      1999       1998     1997     1996
      --------------------------------------------  ----------------------------------------------------------

      Net Asset Value, Beginning of the Period....  $22.59   $17.43    $17.62     $16.43   $15.29   $13.36

                                                    ------   ------    ------     ------   ------   ------

       Net Investment Income......................     .24      .20       .21        .31      .50      .47

       Net Realized and Unrealized Gain/Loss......    (.61)    6.26       .01       3.88     1.33     2.03

                                                    ------   ------    ------     ------   ------   ------

      Total from Investment Operations............    (.37)    6.46       .22       4.19     1.83     2.50

                                                    ------   ------    ------     ------   ------   ------

      Less:

       Distributions from and in Excess of Net
         Investment Income........................     .22      .22       .20        .36      .49      .57

       Distributions from and in Excess of Net
         Realized Gain............................    1.84     1.08       .21       1.69      .20      -0-

       Return of Capital Distribution.............     -0-      -0-       -0-        .95      -0-      -0-

                                                    ------   ------    ------     ------   ------   ------

      Total Distributions.........................    2.06     1.30       .41       3.00      .69      .57

                                                    ------   ------    ------     ------   ------   ------

      Net Asset Value, End of the Period..........  $20.16   $22.59    $17.43     $17.62   $16.43   $15.29

                                                    ======   ======    ======     ======   ======   ======

      Total Return................................  -2.10%(c) 38.32%(c)   1.22%(c)* 27.14%(c) 12.37%(c) 19.00%(c)

      Net Assets at End of the Period (In
       millions)..................................   $26.6     $9.2      $7.0       $5.9     $4.9     $5.0

      Ratio of Expenses to Average Net
       Assets(d)..................................   1.91%    2.01%     1.99%      2.06%    2.17%    2.13%

      Ratio of Net Investment Income to Average
       Net Assets(d)..............................   1.17%    1.01%     1.53%      1.73%    3.23%    2.78%

      Portfolio Turnover..........................     44%      32%       13%*       23%     102%     121%


    *  Non-Annualized
    (a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25%.
    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1%.
    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1%.
    (d) For the years ended June 30, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

Appendix -- Description

of Securities Ratings

 -------------------------------------------------------------------------------

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

A S&P credit rating is a current opinion of the creditworthiness of an obligor with respect to a financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.Nature of and provisions of the obligation; and

3.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  LONG-TERM CREDIT RATINGS -- INVESTMENT GRADE

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However adverse economic conditions or changing circumstances are more likely to lead to a weakening capacity of the obligor to meet its financial commitment on the obligation.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investors Service) follows:

                                 LONG-TERM DEBT

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.An application for rating was not received or accepted.

2.The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.There is a lack of essential data pertaining to the issue or issuer.

4.The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                SHORT-TERM DEBT

Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                PREFERRED STOCK

Preferred stock rating symbols and their definitions are as follows:

aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Board of Trustees

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J. Miles Branagan              Jack E. Nelson
Jerry D. Choate                Richard F. Powers, III*
Linda Hutton Heagy             Phillip B. Rooney
R. Craig Kennedy               Wayne W. Whalen*
Mitchell M. Merin*             Suzanne H. Woolsey

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------

Existing Shareholders or Prospective Investors
Call your broker or (800) 341-2911, our Secure Account Manager system
DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

WEB SITE
www.vankampen.com

VAN KAMPEN UTILITY FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Utility Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02110
Attn: Van Kampen Utility Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

                                     A Statement of Additional Information,
                                     which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.
                                     You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.
You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                 JULY 27, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                                   PROSPECTUS

Van Kampen
Utility Fund

                         [VAN KAMPEN INVESTMENTS LOGO]
UTLF PRO 7/01
65142
The Fund's Investment Company
Act File No. is 811-4805.